UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-4710

Exact name of registrant as specified in charter:	The Asia Pacific Fund, Inc.

Address of principal executive offices:	Gateway Center 3 100 Mulberry Street Newark, New Jersey 07102

Name and address of agent for service:	Jonathan D. Shain Gateway Center 3 100 Mulberry Street Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-802-6469

Date of fiscal year end:	March 31, 2004

Date of reporting period:	March 31, 2004

Item 1 –	Reports to Stockholders

[SHAREHOLDER REPORT TO BE INSERTED HERE IN THE EDGAR VERSION]

The Asia Pacific Fund, Inc.

Share Price, Net Asset Value and Distribution History (Unaudited)

Quarter End	Closing Price at Quarter End	Net Asset Value per Share at Quarter End	Dividends and Distributions During Quarter*
Financial Year 99/2000
June	9 13/16	11.66	—
September	9	11.19	—
December	11 1/4	14.33	0.14
March	10 7/16	14.69	—
Financial Year 2000/2001
June	9 11/16	13.58	—
September	8 3/4	11.80	—
December	7 13/16	10.60	—
March	7.86	10.05	—
Financial Year 2001/2002
June	8.26	10.09	—
September	6.48	7.96	—
December	8.66	10.49	—
March	10.12	11.67	—
Financial Year 2002/2003
June	10.44	11.22	—
September	8.33	9.78	—
December	8.88	10.00	—
March	8.10	9.10	—
Financial Year 2003/2004
June	10.10	10.73	—
September	11.96	12.46	—
December	14.20	13.76	0.18
March	13.90	14.90	—

*	Total per share distributions over the 5 years to March 31, 2004 amounted to $0.32. Total per share distributions over the Fund’s life have amounted to $13.74.

The Fund’s Management

Directors

Michael J. Downey, Chairman

David J. Brennan

Robert H. Burns

Olarn Chaipravat

Robert F. Gunia

Douglas Tong Hsu

David G. P. Scholfield

Nicholas T. Sibley

Officers

Ronald G. M. Watt, President

Robert F. Gunia, Vice-President and Treasurer

James D. Kelly, Assistant Treasurer

Deborah A. Docs, Secretary

Investment Manager

Baring Asset Management (Asia) Limited

1901 Edinburgh Tower

15 Queen’s Road Central

Hong Kong

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

Equiserve Trust Company N.A.

P.O. Box 43011

Providence, RI 02940-3011

Independent Auditors

Ernst & Young LLP

5 Times Square

New York, NY 10036

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Report of the Investment Manager

for the year ended March 31, 2004

Summary

The outstanding performance of Asian equity markets over the last year exceeded even the Manager’s highly optimistic expectations. Regular readers may reflect once more on the Benjamin Graham analogy, as quoted by Warren Buffet, in last year’s annual report: “In the short run, the market is a voting machine that requires only money not intelligence or emotional stability – but in the long run, the market is a weighing machine.”

Chart 1. MSCI Far East Free Ex-Japan (March 2001 – March 2004)

Source: Bloomberg

Many of the arguments used in previous Manager reports remain supportive for the region. In absolute terms, Asian equities remain on undemanding multiples unlike most other equity regions; Asia’s economic and financial position remains healthy; on demographic and competitive measures, and is well positioned from both a growth and competitiveness aspect.

Chart 2. The Region has not always Traded at a Discount

Note: Figure above 100% indicates premium

Source: HSBC

Overview

During the fiscal year ended March 31, 2004, the Fund’s net asset value (NAV) per share return rose 66.3%. This compares with the Fund’s benchmark, MSCI All Countries Combined Far East Free Ex-Japan Index, gross total return of 70.5%. The exceptional returns achieved by Asian equities were aided by relatively strong local currencies during the fiscal year. The South Korean Won, the Indian Rupee and the Thai Baht rose 9.4%, 9.3% and 9.2% respectively against the U.S. dollar. The Philippine Peso was the only currency in the region to weaken (-4.7%) against the U.S. dollar. The four best-performing markets as measured by the MSCI country indices over the period were Indonesia +105.0%, Thailand +99.3% and in joint third, India and South Korea +95.5%. It is noted that China, the poster child of the Asian markets over the last year, was not one of the best- performing markets over this period. The worst-performing markets were the Philippines +37.8%, Malaysia +46.8% and Singapore +56.0%; nevertheless they also generated strong returns.

Foreign investor sentiment towards Asia improved significantly during the year. The contrast between the April 2003 SARS-induced market lows, compared to the China IPO oversubscription highs in January 2004, could not have been greater. In hindsight, the watershed event that led to the change in sentiment was Mr. Buffet’s announcement that Berkshire Hathaway had taken a discloseable stake in Petrochina (one of the Fund’s top ten holdings at the time) in May 2003. Over the last year, global asset allocators and retail investors alike have sought to increase their exposure to the region, as the Federal Reserve data in the chart below shows. Domestic investors’ appetite remained significantly less optimistic about their own prospects.

Chart 3. Overseas Capital Flows to Asia are Strong – US Funds Example

Note: Based on Asia ex-Japan investors net selling foreign equities to US residents.

Source: CLSA

The Asian recovery story, in particular the emergence of China as a global growth engine, has been an integral part of the strong commodity price outlook that has become in the past 12 months a major investment theme. A number of factors, rising commodity prices, a weak U.S. dollar, capacity shortages and a stockmarket composition that is heavily skewed to the cyclical and energy sectors, combined to make an attractive investment cocktail for China in particular.

2003 witnessed the emergence of a weak U.S. dollar policy adopted by the authorities. The lack of alternatives, Europe and Japan being unwilling to let their currencies rise significantly in fear this would choke off their nascent economic recoveries, led the participants to focus on pegged exchange rates. Asia, with its large trade surpluses and managed currencies, became the obvious target, with China the whipping boy.

Calendar year 2003 was a good year for Asia and Asian corporates. Regional economic growth, in real terms, is estimated to have risen 7.1%, or 4.0% if China and India are excluded. Corporate earnings for the Fund’s benchmark are estimated to have risen 9.0%, but this rises to over 15% if South Korea is excluded. On a trailing price earnings (P/E) basis, the index was on an estimated 17.5 times earnings at the end of March 2004.

The last twelve months saw high beta investments perform the strongest. Investors simply wanted to buy risk, as all central banks and governments around the world implemented easy fiscal and monetary policies in order to push growth. As a result, developing markets generally outperformed developed markets and highly operationally leveraged sectors outperformed less capital intensive industries. Therefore, Hong Kong, Singapore, Telecoms and Utilities underperformed the benchmark, whereas Indonesia, Thailand, Materials and Energy outperformed.

“High-quality” stocks, broadly defined as those with high investment returns, low financial risk and stable earnings, have generally underperformed. The performance differential between large and medium/small caps narrowed in the second half of 2003, the former returning to favour, as investors sought ways of putting money into the Asian markets as quickly and easily as possible.

Table 1. Stock Market Performance

March 31, 2003 to March 31, 2004 in U.S. Dollars

Country – Index	2nd Quarter 2003%	3rd Quarter 2003%	4th Quarter 2003%	1st Quarter 2004%	1 Year to 03/31/04%
North Asia
MSCI China Free	20.2	18.1	34.5	–3.4	84.5
MSCI Hong Kong Free	9.8	26.1	5.8	6.5	56.2
MSCI South Korea Free	30.8	9.8	14.3	19.1	95.5
MSCI Taiwan Free	15.6	23.2	3.1	10.2	61.6
ASEAN
MSCI Indonesia Free	48.1	14.2	14.6	5.7	105.0
MSCI Malaysia Free	10.4	6.0	9.4	14.6	46.8
MSCI Philippines Free	23.5	4.3	10.8	–3.3	37.8
MSCI Singapore Free	16.4	15.1	10.1	5.8	56.0
MSCI Thailand Free	28.9	24.3	42.2	–12.5	99.3
South Asia
MSCI India Free	18.2	27.6	31.4	–1.4	95.5
MSCI All Countries Combined Far East Free Ex-Japan Gross	19.2	17.1	12.4	8.6	70.5

Source: Morgan Stanley Capital International

Table 2. Currency Market Performance (Month-Ends)

March 31, 2003 to March 31, 2004

Currency – US$/local rate	March 2003	June 2003	Sept 2003	Dec 2003	March 2004	Year Change %
North Asia
Chinese Renminbi	8.28	8.28	8.28	8.28	8.28	0.0
Hong Kong Dollar	7.80	7.80	7.74	7.76	7.79	0.1
South Korean Won	1,254	1,194	1,150	1,191	1,146	9.4
New Taiwan Dollar	34.75	34.61	33.76	33.95	32.95	5.5
ASEAN
Indonesian Rupiah	8,901	8,250	8,394	8,422	8,563	4.0
Malaysian Ringgit	3.80	3.80	3.80	3.80	3.80	0.0
Philippine Peso	53.53	53.45	54.87	55.52	56.18	–4.7
Singapore Dollar	1.77	1.76	1.73	1.70	1.68	5.3
Thai Baht	42.88	42.04	39.93	39.62	39.29	9.2
South Asia
Indian Rupee	47.46	46.47	45.76	45.62	43.42	9.3

Source: Factset (Baring Asset Management)

Performance

During the fiscal year ending March 31, 2004, the Fund’s net asset value (NAV) per share rose by US$5.80 from $9.10 to $14.90 In percentage terms the Fund’s total return was 66.3%. This compares with the benchmark return as measured by the MSCI All Countries Combined Far East Free Ex-Japan index of 70.5%. Over the same period the Fund’s share price moved from $8.10 to $13.90. In percentage terms, this represented a rise of 73.8% including dividends. The difference between the NAV and share price return is due to the contraction of the Fund’s discount from 10.89% to 6.84%. The Fund’s underperformance against the benchmark was primarily because the beta (a measure of risk) of the portfolio was low. The Manager typically aims to add alpha (additional investment return) through stock selection and asset allocation. Last year, with the strength in the markets, managers were paid for taking high risk whereas quality issues tended to underperform. Over longer periods the Manager has added significant value over the benchmark with most of this outperformance from stock selection (see table 3).

Chart 4. Performance of the Asia Pacific Fund’s NAV against its Benchmark Index

Note: This chart begins with the start date of the Index, MSCI AC Far East (Free) excl. Japan on 12.31.87.

Source: Baring Asset Management, Factset.

Table 3. Performance of Asia Pacific Fund, the Region and Major World Markets

Market Price (USD) Returns Gross (%)	1 Yr to end March 2004	3 Yrs to end March 2004	5 Yrs to end March 2004	7 Yrs to end March 2004
APB-NAV (incl. divs)	66.3	50.5	77.7	17.1
APB-Price (incl. divs)	73.8	79.1	101.3	31.7
MSCI AC Far East	70.5	45.0	35.6	–21.1
Free Ex-Japan
MSCI World Index	44.6	5.8	–2.8	45.5
S&P Composite 500	35.1	1.9	–5.9	65.0
NASDAQ Composite (Price)**	48.7	8.4	–19.0	63.2
MSCI Europe including UK	54.6	9.4	0.8	50.6
MSCI Japan	70.0	8.8	3.4	5.8

Source: Factset (Baring Asset Management)

*	Common Inception date: 12/31/1987.

**	No gross dividends available from exchange.

Note: The seven year return data (starting March 1997) immediately preceeds the Asian Crisis which is commonly accepted to have started on July 2, 1997 with the devaluation of the Thai Baht.

Asset Allocation of the Fund

The volatility of the Asian markets offers numerous opportunities to move a portfolio’s weighting between countries and sectors. The last year was no different. To summarize, the overall trend was very broadly a reversal of the previous year, with money moving from hiding in ASEAN to North Asia, which is generally more liquid and global economic recovery-related.

The strategy within North Asia was threefold. First, the strategy was to maintain South Korea at a broadly index weighting. Cheap valuations and a diverse market largely offset poor economic news. Second, Hong Kong and China were managed as a single investment block. Exposure to China was frequently achieved through Hong Kong stocks which had significant operational exposure to the Mainland. Towards the end of the fiscal year, exposure to this bloc was reduced in favour of Taiwan. Third, the strategy was to keep Taiwan underweight until there were clear signs that it was recovering economically (the second half of the fiscal year). As expectations overreached themselves in China, money was moved to Taiwan as a laggard China play. Elsewhere in the portfolio, Singapore was reduced in favour of Malaysia, while Indonesia benefited at the expense of Thailand. A modest investment in India was reduced in late 2003.

At the sector level, the Manager left a number of secular themes relatively untouched, such as the overweight stance in Consumer plays and the underweight in Utilities. Two major trends drove sector selection during the period. First, the global economic recovery story. Second, the Asian asset reflation trade. The former led to Materials’ and Industrials’ exposure being increased and then reduced towards the end of the period. Proceeds were deployed to increase the Fund’s weighting to Financials (including real estate). The other significant movement was the stance in Telecoms, moving from underweight at the start of the period under review to overweight.

Table 4. Asset Allocation at Quarter Ends*

Country	March 31 2003%	June 30 2003%	Sept 30 2003%	Dec 31 2003%	Mar 31 2004%
North Asia	71.9	75.5	76.3	76.5	75.7
Hong Kong/China	31.5	31.3	32.5	32.9	28.6
South Korea	24.3	27.9	26.0	26.1	27.1
Taiwan	16.1	16.3	17.8	17.5	20.0
ASEAN	22.3	22.0	20.7	22.2	21.1
Indonesia	1.0	1.7	1.9	3.4	4.1
Malaysia	6.9	6.3	6.2	6.2	7.7
Singapore	12.3	11.7	10.5	10.1	8.4
Thailand	2.1	2.3	2.1	2.5	0.9
South Asia
India	2.5	2.6	2.7	1.8	1.5
Cash	3.3	0.0	0.3	0.9	7.6

*	Rounded to one decimal place.

At the time of writing this report, three major Asian issues are significantly influencing the region: the economic recovery in Japan; China’s reduced growth rate; and the level of local investment in Asian stockmarkets. The risk appetite of local investors remains somewhat an enigma. Local participation over the last year has been sporadic, both by market (Thailand and Singapore – active, South Korea and Hong Kong – inactive) and by product (new issues and convertible bonds have been well received, whereas warrants and previously preferred guaranteed products have been shunned).

Chart 5. Domestic Investors Remain Relatively Cautious – Example Korea

Source: CLSA

The Fund’s portfolio will remain focussed on investing in those issues that present growth at a reasonable price. The Manager’s natural bias is to invest in higher quality names, which generate returns on capital over their business cycle significantly above their cost of capital. A growing awareness of appropriate financial hurdle rates by Asian corporates is encouraging them to manage their capital better. One consequence of this is rising dividend payment ratios. The Manager is keen to discover and invest in low expectation markets and stocks, particularly after last year’s strong returns. To this end, new names will be added to the Fund’s portfolio.

In summary, the strong turnaround in the Asian markets over the last year was a positive, but not wholly unexpected, surprise. Experience shows volatility and Asian markets remain inseparable. The economic position remains strong, although concerns such as rising US interest rates and the sustainability of growth in Japan and China should not be ignored.

Baring Asset Management (Asia) Limited

May 24, 2004

Portfolio of Investments

March 31, 2004

Shares	Description	Value (Note 1)
	EQUITIES – 98.3%
	HONG KONG – 28.6%
928,000	Asia Aluminum Holdings, Ltd. (Industrials)	$114,346

940,000	BOC Hong Kong Holdings, Ltd. (Banking)	1,791,660
300,000	Cheung Kong Holdings, Ltd. (Real Estate – Developers)	2,512,482
926,500	China Mobile, Ltd. (a) (Telecommunications)	2,741,054
11,374,000	China Petroleum & Chemical Corp. (Utilities)	4,379,613
2,036,000	China Telecom Corp., Ltd. (Telecommunications)	718,640
730,000	Esprit Asia Holdings, Ltd. (Consumer Discretionary)	3,054,511
1,000,000	Global Bio-chem Technology Group Co., Ltd. (Industrials)	834,285
8,888,000	Guangdong Investment, Ltd. (Industrials)	1,528,657
175,100	Hang Seng Bank, Ltd. (Banking)	2,236,199
3,000,000	Harbin Brewery Group, Ltd. (a) (Consumer Staples)	1,424,703
390,000	Henderson Land Development Co., Ltd. (Real Estate – Developers)	1,867,130
1,700,000	Hong Kong and China Gas Co., Ltd. (Utilities)	2,902,029
530,000	Hongkong Land Holdings, Ltd. (Real Estate – Investors)	959,300
174,000	HSBC Holdings Plc. (Banking)	2,624,148
444,300	Hutchison Whampoa, Ltd. (Industrials)	3,193,490
1,280,000	Kingboard Chemical Holdings, Ltd. (Industrials)	2,464,350
550,000	Ports Design, Ltd. (a) (Consumer Discretionary)	1,005,956
300,000	Sun Hung Kai Properties, Ltd. (Real Estate – Developers)	2,743,515
360,000	Swire-Pacific, Ltd. “A” (Industrials)	2,437,397
750,000	Union Bank Hong Kong. (Banking)	1,068,527
218,000	Wing Lung Bank, Ltd. (Banking)	1,517,950

		44,119,942

	INDIA – 1.5%
78,147	Housing Development Finance Corp., Ltd. (Financial Services)	1,159,246
10,014	Infosys Technologies, Ltd. (a) (Information Technology)	1,138,891

		2,298,137

Shares	Description	Value (Note 1)
	INDONESIA – 4.1%
6,513,000	PT Bank Danamon Tbk (a)(Banking)	$2,110,536
1,110,000	PT Hanjaya Mandala Sampoerna Tbk (Consumer Discretionary)	580,049
8,100,000	PT Indonesian Satellite Corp., Tbk (Telecommunications)	3,641,618

		6,332,203

	MALAYSIA – 7.7%
1,940,000	Commerce Asset-Holdings Berhad (Banking)	2,654,737
851,300	Glomac Berhad (Real Estate – Developers)	752,728

952,400	Malayan Banking Berhad (Banking and Finance)	2,907,326
696,000	Tanjong PLC (Consumer Discretionary)	2,362,737
1,200,000	Telekom Malaysia Berhad (Telecommunications)	3,252,632

		11,930,160

	SINGAPORE – 8.4%
420,469	DBS Group Holdings, Ltd. (Banking and Finance)	3,612,083
2,400,000	Lindeteves-Jacoberg, Ltd. (Industrials)	780,313
253,198	Singapore Press Holdings, Ltd. (Consumer Discretionary)	2,854,850
1,939,577	Singapore Technologies Engineering, Ltd. (Industrials)	2,418,324
420,000	United Overseas Bank, Ltd. (Banking)	3,357,494

		13,023,064

	SOUTH KOREA – 27.1%
14,730	Amorepacific Corp. (Consumer Staples)	2,524,702
17,020	Cheil Communications, Inc. (Consumer Discretionary)	2,753,901
202,000	Kia Motors Corp. (Consumer Discretionary)	2,079,114
95,709	Kookmin Bank (Banking)	3,881,956
50,000	KT Corp (Telecommunications)	952,000
124,000	KT & G Corp. (Consumer Goods)	1,407,400
66,800	LG Petrochemicals Co., Ltd. (Materials)	1,462,497
30,040	POSCO (Materials)	4,244,825
33,008	Samsung Electronics Co. (Information Technology)	16,468,731
32,000	Samsung Fire & Marine Insurance Co., Ltd. (Financial Services)	2,219,024
6,000	Shinsegae Co., Ltd (Consumer Discretionary)	1,481,094
12,260	SK Telecom Co., Ltd. (Telecommunications)	2,293,838

		41,769,082

Shares	Description	Value (Note 1)
	TAIWAN – 20.0%
1,030,000	Cathay Financial Holding Co., Ltd. (Financial Services)	$1,859,939
38,173	Cathay Financial Holding Co., Ltd. (a)144A (Financial Services)	669,600
144,186	Chunghwa Telecom Co., Ltd (Telecommunications)	2,553,534
2,120,00	Formosa Plastic Corp. (Materials)	3,377,845
3,694,960	Fubon Financial Holdings Co., Ltd. (Banking)	3,879,989
781,718	Hon Hai Precision Industry Co., Ltd. (Information Technology)	3,380,723
787,000	Nien Made Enterprise Co., Ltd. (Consumer Discretionary)	1,337,542
2,199,965	Phoenixtec Power Co., Ltd. (Industrials)	2,523,784
1,470,00	Synnex Technology International Corp (Information Technology)	2,855,235

2,527,046	Taiwan Semiconductor Manufacturing Co. (Information Technology)	4,601,601
2,711,457	United Microelectronics Corp., Ltd. (a) (Information Technology)	2,435,785
600,000	Zyxel Communications Corp. (Information Technology)	1,274,659

		30,750,236

	THAILAND – 0.9%
1,600,000	Shin Corp. Public Company Limited (Telecommunications)	1,348,944

	Total equities (cost $105,949,409)	151,571,768

Principal Amount (000)	Description	Value (Note 1)
	Repurchase Agreement – 7.6%
	UNITED STATES
US$11,712	State Street Bank & Trust Company, 0.35%, dated 03/31/04 due 04/01/04 in the amount of $11,712,114 (cost $11,712,000; collateralized by $9,545,000 U.S. Treasury Bonds, 6.625% due 2/15/27, approximate value of collateral including accrued interest $11,949,767)	$11,712,000

	Total Investments – 105.9% (cost $117,661,409; Note 4)	163,283,768
	Liabilities in excess of other assets – 5.9%	(9,148,605)

	Net Assets – 100%	$154,135,163

(a)	Non-income producing securities.
	(144a) Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Statement of Assets and Liabilities

March 31, 2004

Assets
Investments, at value (cost $117,661,409)	$163,283,768
Cash	64

Foreign currency (cost $787,026)	796,438
Dividends and interest receivable	427,891
Receivable for investments sold	384,378
Other assets	32,283

Total assets	164,924,822

Liabilities
Loan payable (Note 6)	10,000,000
Accrued expenses and other liabilities	326,443
Deferred Thailand capital gains tax liability	131,575
Investment management fee payable	117,799
Deferred India capital gains tax liability	96,002
Foreign withholding taxes payable	54,269
Administration fee payable	32,946
Loan interest payable (Note 6)	30,625

Total liabilities	10,789,659

Net Assets	$154,135,163

Net assets comprised:
Common stock, at par	$103,441
Paid-in capital in excess of par	131,192,212

131,295,653
Overdistribution of net investment income	(814,373)
Accumulated net realized losses on investments and foreign currency transactions	(21,754,416)
Net unrealized appreciation on investments and foreign currencies	45,408,299

Net Assets, March 31, 2004	$154,135,163

Net Asset Value per share:
($154,135,163 I 10,344,073 shares of common stock outstanding)	$14.90

Statement of Operations

Year ended March 31, 2004

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $546,846)	$3,593,489
Interest	8,814

Total income	3,602,303

Expenses
Investment management fee	1,200,656
Administration fee	321,644
Custodian’s fees and expenses	308,000
Reports to shareholders	165,000
Legal fees and expenses	150,000
Directors’ fees	86,000
Insurance expense	74,000
Audit fees and expenses	44,000
Transfer agent’s fees and expenses	37,000
Registration expenses	35,000
Miscellaneous	194,119

Total operating expenses	2,615,419
Loan interest expense (Note 6)	30,625

Total expenses	2,646,044

Net investment income	956,259

Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Transactions
Net realized gain/(loss) on:
Investment transactions (net of Thailand capital gains taxes of $212,125)	11,979,562
Foreign currency transactions	(124,519)

11,855,043

Net change In unrealized appreciation on:
Investments (net of change in deferred Thailand and India capital gains taxes of $159,563)	49,064,271
Foreign currencies	25,645

49,089,916

Net gain on investments and foreign currencies	60,944,959

Net Increase in Net Assets
Resulting From Operations	$61,901,218

Statement of Changes in Net Assets

	Year ended March 31
Increase/(Decrease) in Net Assets	2004	2003
Operations
Net investment income	$956,259	$110,733
Net realized gain/(loss) on investments and foreign currency transactions	11,855,043	2,719,634
Net change in unrealized appreciation/ (depreciation) on investments and foreign currencies	49,089,916	(32,792,091)

Net increase/(decrease) in net assets resulting from operations	61,901,218	(29,961,724)
Dividends from net investment income (Note 1)	(1,892,966)	—
Cost of Fund shares reacquired in tender offer (Note 5)	—	(36,918,702)

Total increase/(decrease)	60,008,252	(66,880,426)
Net Assets
Beginning of year	94,126,911	161,007,337

End of year	$154,135,163	$94,126,911

Notes to Financial Statements

The Asia Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end, management investment company. The Fund’s investment objective is to achieve long-term capital appreciation through investment of at least 80% of investable assets in equity securities of companies in the Asia Pacific countries.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from these assumptions.

Securities Valuation

Investments are stated at value. Securities for which the primary market is on an exchange shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the last bid price quoted on such day. Securities included within the Nasdaq market shall be valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there is no NOCP issued, at the last sale price on such day. Securities included within the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. If there is no sales price or reliable market quotation on the date of valuation, then investments are valued at the last bid price quoted on such date or at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The Fund does not anticipate recognizing any loss related to these arrangements.

Foreign Currency Translation

The books and records of the Fund are maintained in United States Dollars. Foreign currency amounts are translated into United States Dollars on the following basis:

(i) market value of investment securities, other assets and liabilities – at the current rate of exchange.

(ii) purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains(losses) are included in the reported net realized gains on investment transactions.

Net realized gains(losses) on foreign currency transactions represent net foreign exchange gains(losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains(losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund’s books and the U.S. Dollar equivalent amounts actually received or paid. Net currency gains(losses) from valuing foreign currency denominated assets, other than investment securities, and liabilities at fiscal year end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Security Transactions and Net Investment Income

Security transactions are recorded on the trade date. Realized and unrealized gains(losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income and expenses are recorded on an accrual basis.

Dividends and Distributions

Dividends from net investment income, if any, are declared and paid at least annually. The Fund will distribute at least annually any net capital gains in excess of net capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Taxes

It is the Fund’s intention to continue to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Note 2. Investment Management and Administration Agreements

The Fund has a management agreement with Baring Asset Management (Asia) Limited (the “Investment Manager”), and an administration agreement with Prudential Investments LLC (the “Administrator”). The Investment Manager is an indirect, wholly-owned subsidiary of ING Groep N.V.

The investment management fee is computed weekly and payable monthly at the following annual rates: 1.10% of the Fund’s average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million based upon average net assets.

The administration fee is also computed weekly and payable monthly at an annual rate of 0.25% up to $200 million and 0.20% in excess of $200 million based upon the Fund’s average weekly net assets.

Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical and accounting services for the Fund. Both the Investment Manager and the Administrator pay the cost of compensation of certain directors and officers of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 2004 aggregated $92,216,606 and $92,999,320 respectively.

Note 4. Tax Information

Distributions to shareholders are determined in accordance with United States federal income tax regulation, which may differ from generally accepted accounting principles. In order to present undistributed net investment income and accumulated net realized gains (losses) on the statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain (loss) on investments and paid-in capital in excess of par. For the year ended March 31, 2004, the adjustments were to decrease accumulated net investment loss by $241,081, increase accumulated net realized loss investments by $187,128, and decrease paid-in capital in excess of par by $53,953 due to an overdistribution of ordinary income, foreign currency gains (losses) and other current and prior year tax adjustments. Net investment income, net realized losses and net assets were not affected by this change.

The tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, of $1,892,966 was ordinary income for the fiscal year ended March 31, 2004. During the fiscal year ended March 31, 2003, the Fund paid no dividends.

As of March 31, 2004, the Fund had for US tax reporting purposes no undistributed ordinary income or long-term capital gains on a tax basis.

As of March 31, 2004, the capital loss carryforward for tax purposes was approximately $21,591,100 of which $19,355,300 expires in 2007 and $2,235,800 expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Additionally, the Fund utilized approximately $9,888,600 of its capital loss carryforward to offsett net taxable gains realized in the fiscal year ended March 31, 2004. The capital loss carryforward differs from the amount on the statement of assets and liabilities primarily due to the Fund’s deferring “wash sale” losses of approximately $163,300. The differences between book and tax accumulated net investment loss are primarily attributable to the deferral of post-October currency losses of approximately $57,900 and marking to market of unrealized gains on passive foreign investment companies of approximately $702,200.

The United States federal income tax basis of the Fund’s investments and the unrealized depreciation as of March 31, 2004 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Appreciation
$118,526,902	$48,693,658	$3,936,792	$44,756,866

The adjusted net unrealized appreciation on a tax basis was $43,891,373 which included other tax basis adjustments of $(865,493) that were primarily attributable to marking to market of unrealized gains on passive foreign investment companies, and wash sales.

Note 5. Capital

There are 30 million shares of $0.01 par value common stock authorized. During the year ended March 31, 2002, the Fund participated in a share repurchase program. The Fund repurchased 152,700 shares in the open market at an average market price of $8.46, representing a weighted average discount to NAV per share of 20.38%.

During the fiscal quarters ended September 30, 2002 and December 31, 2001, the Fund conducted tender offers. For the second fiscal quarter ended September 30, 2002, the Fund purchased 3,448,024 shares (25% of the total shares outstanding as of July 7, 2002) at a price of $10.66 per share, representing a discount to NAV per share of 5%. For the third fiscal quarter ended December 31, 2001, the Fund purchased 1,532,455 shares (10% of the total shares outstanding as of December 7, 2001) at a price of $9.56 per share, representing a discount to NAV per share of 10%.

Note 6. Borrowings

The Fund is a party to a revolving loan facility with Barings (Guernsey) Limited, an affiliate and wholly-owned division of Baring Asset Management. The credit facility provides for a maximum commitment of the lower of $30,000,000 or 25% of the Fund’s net assets. Interest on any borrowings under the credit facility will be at 0.75% plus the current LIBOR. The purpose of the credit facility is to assist the Fund with its general cash flow requirements including the provision of gearing accommodations. On January 29, 2004 the Fund borrowed $10,000,000; the borrowing was at an average interest rate of 1.75%. Total interest expense paid to the lender during the period was $30,625.

On April 30, 2004 the Fund repaid the entire amount of the loan.

Financial Highlights

	Year ended March 31
	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$9.10	$11.67

Net investment income	0.09	0.01
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	5.89	(2.77)

Total from investment operations	5.98	(2.76)

Less dividends and distributions:
Dividends from net investment income	(0.18)	—
Dividends in excess of net investment income	—	—
Distributions from realized gains on investments and foreign currencies	—	—

Total dividends and distributions	(0.18)	—

Increase resulting from share repurchase	—	—
Increase resulting from tender offer	—	0.19

Net asset value, end of year	$14.90	$9.10

Market value, end of year	$13.90	$8.10

Total investment return (a)	73.83%	(19.96)%

Ratios to Average Net Assets:
Expenses before loan interest	2.03%	2.24%
Total expenses	2.06%	2.25%
Net investment income (loss)	0.74%	0.09%
Supplemental Data:
Average net assets (000 omitted)	$128,632	$122,681
Portfolio turnover	73%	34%
Net assets, end of year (000 omitted)	$154,135	$94,127

(a)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. These calculations do not include brokerage commissions.

Contained above are selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

Independent Auditors’ Report

To the Shareholders and Board of Directors

of The Asia Pacific Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Asia Pacific Fund, Inc., including the portfolio of investments, as of March 31, 2004, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended March 31, 2001 were audited by other auditors whose report, dated May 4, 2001, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of The Asia Pacific Fund, Inc., at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York

May 14, 2004

U.S. Federal Tax Information (Unaudited)

Dividends and Distributions

As required by the U.S. Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended March 31, 2004.

During the fiscal year ended March 31, 2004, the Fund paid $0.18 per share of ordinary income dividends. Further we wish to advise you that 13.31% of ordinary income dividends paid during the fiscal year qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in US equity securities are entitled to pass-through a corporate dividends received deductions.

For the fiscal year ended March 31, 2004, the Fund designated 58.15% as qualified dividend income for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. For the fiscal year ended March 31, 2004, the Fund intends on passing through $0.053 per share of ordinary income distributions as a foreign tax credit.

For purposes of preparing your federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV which you should receive in January 2005.

Dividend Reinvestment Plan

Shareholders may elect to have all distributions of dividends and capital gains automatically re-invested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (“the Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States Dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should complete the attached enrollment card or contact the Fund at 1-(800) 451-6788.

After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s (Equiserve Trust Co.) fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

Corporate Governance

In September 2003, in connection with its periodic review of the corporate governance of the Fund, the Board of Directors approved various amendments to the Fund’s Bylaws, that it believed were in the best long-term interests of the Fund. These amendments, among other things, modified certain of the present procedures for the conduct of stockholder meetings, added to the present informational requirements for the advance notice of stockholder nominees for the Board of Directors and of other stockholder proposals, and increased the vote required for the election of Directors from a majority of the votes cast at a stockholder meeting to the affirmative vote of holders of a majority of the Fund’s outstanding shares. A possible effect of this increase would be the continuation in office of incumbent Directors in the event that neither candidates nominated by stockholders nor candidates nominated by the Board received the affirmative vote of holders of a majority of the Fund’s outstanding shares at an annual meeting of stockholders. The amended Bylaws are on file with the Securities and Exchange Commission.

Other Information:

A statement describing the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available:

•	Without charge, by calling the Fund’s toll-free telephone number (888) “ASIA-PAC”.

•	On Fund’s website, www.asiapacificfund.com.

•	On the Securities and Exchange website, www.sec.gov.

Management of the Fund

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The “Fund Complex” consists of the Fund and any other investment companies managed by Baring Asset Management (Asia) Limited (the Investment Manager).

Independent Directors

Name, Address** and Age	Positions With Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
Robert H. Burns (74)	Director (Class II***)	Since 1986	Chairman, Robert H. Burns Holdings Limited (an investment business), Hong Kong; formerly, Chairman and Chief Executive Officer, Regent International Hotels, Limited, Hong Kong.	1

Olarn Chaipravat (59)	Director (Class I)	Since 1986	Formerly, President and Chief Executive Officer (October 1992 - January 1999), Director and Senior Executive Vice President (July 1990 - September 1992) and Senior Executive Vice President (September 1987 June - 1990), The Siam Commercial Bank, Public Company Limited, Thailand.	1

Michael J. Downey (60)	Director and Chairman (Class I)	Since 1986 Since 1999	Managing Partner, Lexington Capital LLC	1	The Merger Fund.

Douglas Tong Hsu (61)	Director (Class II)	Since 1986	Chairman and Chief Executive Officer, Far Eastern Textile Ltd., Taiwan.	1

David G. P. Scholfield (60)	Director (Class II***)	Since 1988	Managing Director, Hong Kong (since May 1998), The Bank of Bermuda Limited.	1

Management of the Fund

Continued

Independent Directors continued

Name, Address** and Age	Positions With Fund	Term of Office** * and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
Nicholas T. Sibley (65)	Director (Class III***)	Since 2001	Fellow of the Institute of Chartered Accountants in England and Wales.	1	Chairman of Aquarius Platinum Ltd

Interested Directors

Name, Address** and Age	Positions With Fund	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
David J. Brennan (46)*	Director (Class III***)	Since 1990	Chairman and Chief Executive Officer, Baring Asset Management Holdings Limited; Chairman, Baring Asset Management Holdings, Inc.; Chairman, and Chief Executive Officer, Baring Asset Management Ltd.; Chairman, Baring Asset Management (Asia) Ltd.; Chairman, Barings (Guernsey) Ltd.; Chairman, Baring Asset Management, Inc.; Chairman and Chief Executive Officer, Baring International Investment Ltd.; Non-Executive Director, Baring Asset Management (Japan) Ltd.	1

Robert F. Gunia (57)*	Vice President, Director and Treasurer (Class III***)	Since 1988 Since 1989 Since 1999	Chief Administrative Officer (since June 1999) of Prudential Investments LLC (PI); Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment, Services, Inc., American Skandia Advisory Services and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).	1	Vice President and Director of 179 Funds in the Prudential Mutual Fund complex.

Management of the Fund

Continued

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers

Name, Address** and Age	Positions With Fund	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years
Deborah A. Docs (46)	Secretary and Assistant Secretary	Since 1998 1989-1998	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI. Vice President and Assistant Secretary (since May 2003) of American Skandia Services, Inc.

James D. Kelly (35)	Assistant Treasurer	Since 2004	Manager within Prudential Mutual Fund Administration (since 1999).

Ronald Watt(56)	President	Since 1998	Director of the Institutional Group of Baring Asset Management Limited and President of The Greater China Fund, Inc (since 1998); formerly Managing Director (1993-1997) of QESST Pty Ltd Management Consultants.

*	Mr. Brennan is an “Interested person”, as defined in the 1940 Act, because of his employment with the Investment Manager, and Mr. Gunia is an “Interested person” because he is an officer of the Fund.

**	The address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102-4077.

***	The Fund’s Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire. In addition, the Board of Directors has adopted a retirement policy that calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

****	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (the Exchange Act) (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Item 2 – Code of Ethics –

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 973-802-6469, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert – The registrant’s Board has determined that Mr. Nicholas T. Sibley, member of the Board’s Audit Committee is an “audit committee financial expert” and that he is “independent” for purpose of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended March 31, 2003 & 2004 Ernst & Young LLP, the Registrant’s principal accountant, billed the Registrant $40,000 & $44,000 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

The Audit committee must pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors, including applicable non-audit services provided to the Company’s investment adviser and any entity in a control relationship with the investment adviser that provides ongoing services to the Company that relate directly to the operations and financial reporting of the Company.

(e) (2) Percentage of services referred to in 4(b)–(4)(d) that were approved by the audit committee – Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h) Principal Accountants Independence

Not applicable as Ernst & Young has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

Baring Asset Management, Inc.

Baring International Investment Limited

Baring Asset Management (Asia)

(together, the “Companies”)

Section Three

Proxy Voting Policies and Procedures

For North American Clients

Executive Summary

The Companies owe fiduciary, contractual, and statutory duties to vote proxies on the securities that we manage for many of our clients. A breach of our proxy voting responsibilities may lead to financial and reputational damage to the Companies. Proxy proposals are reviewed and transmitted to Barings’ third party proxy administrator (“ISS”) by the Global Events department in London. However, investment managers (or SIT heads, if investment managers are indisposed) are principally responsible for ensuring that proxy voting in respect of their portfolio holdings takes place in accordance with these procedures. For proxies concerning routine corporate governance matters, the Companies generally vote in favor of management proposals or with managements’ recommendations. For “non-routine” matters, investment managers must determine the proxy vote that will maximize the value of clients’ securities holdings.

Summary responsibilities are set forth below:

Investment Managers:

•	Identify and ensure the Global Events department is aware of impending shareholder meetings and proxy proposals regarding non-routine matters;

•	Instruct the Global Events department regarding the proxy votes to be cast on all “non-routine” matters;

•	Seek approval from the Proxy Voting Committee prior to casting proxy votes contrary to these Proxy Voting Policies; and

•	Ensure that the Proxy Voting Policies are implemented in regard to the proxies appurtenant to securities in their portfolios.

The Global Events Department:

•	Collects proxy proposals from ISS and investment managers;

•	Reviews proxies to gauge whether proposals concern “routine” matters at annual shareholder meetings, in which case custodians are instructed to vote “for” management;

•	Distributes proxies concerning all “non-routine” proposals to investment managers, and collects completed proxy voting instructions from investment managers;

•	Verifies that Proxy Voting Committee approval has been granted for any proxy vote to be cast that is contrary to these Policies;

•	Notifies ISS regarding the votes cast by the Companies; and

•	Maintains records of the Companies’ proxy votes, and the reasons therefore, for review by investment managers, clients, and government agencies.

The Proxy Voting Committee:

•	Establishes and reviews the Companies’ proxy voting policies;

•	Advises investment managers upon request regarding unusual proxy proposals;

•	Reviews recommendations of investment managers who suggest casting proxy votes that are contrary to the Companies’ policies; and

•	Reviews, quarterly, the proxy votes cast by the Companies.

The Onsite system identifies clients for whom the Companies vote proxies. The Global Events and Legal departments can provide additional details, if needed.

The Companies have prepared a synopsis of these procedures that may be disseminated to clients and prospective clients of the Companies. Please contact the Client Services department for a copy of that synopsis. In addition, Clients may obtain a complete copy of the Companies’ proxy voting policies and procedures by contacting Baring Asset Management, Inc.’s Legal and Compliance Department at (617) 946-5200.

Section Three

Proxy Voting Policies and Procedures

For North American Clients

A.	Overview of the Companies’ Proxy Voting Responsibilities

1.	Clients That Are Affected By These Policies

For many clients, the Companies have assumed contractual responsibility to vote proxies on the securities that we manage for those clients’ accounts. For ERISA clients (i.e., employee benefit plans formed pursuant to the Employee Retirement Income Security Act of 1974), the Companies owe fiduciary and statutory duties to vote proxies on client securities unless the clients explicitly have retained the obligation to do so. The Companies vote proxies for those North American clients who have invested in certain commingled funds maintained by Bankers Trust Co. (the “BIFIT” and “Big T” funds), but do not vote proxies for clients who have invested in the “active/passive” commingled funds maintained at State Street Bank, which retains authority to vote proxies for those clients. Please review the Onsite system or contact the Global Events or Legal departments to ascertain whether a particular client has delegated proxy voting responsibility to the Companies.

2.	Investment Managers Must Ensure That Proxy Voting On Securities

In Their Portfolios Takes Place In Accordance With These Procedures

The Global Events department in London (tel. ext. 1536, fax ext. 1742) coordinates the collection of proxy proposals, instructs ISS on proxy votes, and maintains records, by client and security, of proxy votes and the reasons therefore. Investment managers, however, are most familiar with the companies that have issued proxies and the potential ramifications on corporate governance and share values of particular proxy votes. Consequently, investment managers must identify and ensure that the Global Events department is aware of impending shareholder meetings and proxy proposals (as described below), and instruct the Global Events department on how votes should be cast. Investment managers are primarily responsible for ensuring that proxies on holdings in their portfolios are voted in accordance with these procedures.

3.	The Proxy Voting Committee

The Companies have established a Proxy Voting Committee to set policies and review, at least quarterly, the proxy votes that were cast by the Companies. The Proxy Voting Committee is available to investment managers, analysts, and other personnel for advice on voting unusual proxy proposals. Investment managers who recommend casting proxy votes that are contrary to the Companies’ policies must contact the Proxy Voting Committee before instructing the Global Events department on how such votes should be cast, and present reasons for recommending votes that are contrary to policies. The Global Events department will record whether investment managers have instructed how the Companies should vote on non-routine proxy matters and ensure that Investment Managers have sought guidance from the Proxy Voting Committee before casting votes that contravene the Companies Proxy Voting Policies. For additional information or assistance, please contact Amanda Bustard (London, ext. 1529) or Daniel P. Barry (Boston, ext. 5311).

B.	Proxy Voting Procedures

1.	The Companies employ a third-party vendor, ISS, to review specific proposals and notify the Companies of upcoming shareholder meetings.

2.	In most cases, the Global Events department will determine whether a proxy proposal concerns a routine matter or a non-routine matter (see “Proxy Voting Policies, #3” below.) The Global Events department maintains “standing instructions” (described below) that direct ISS to vote routine proposals at annual shareholder meetings for issuers located in geographic regions with well-established markets. Despite standing instructions, the Global Events department endeavors to review each proxy proposal to ensure that non-routine proposals (regarding, for example, a merger, acquisition, or the implementation of anti-takeover measures) are identified and forwarded to appropriate investment managers for full consideration. To reiterate, however, investment managers are responsible for ensuring that non-routine matters are identified as such and voted in a manner designed to maximize the value of client securities holdings. Investment managers must ensure that the Global Events department is aware of pending non-routine proposals and advise the Global Events department accordingly.

3.	The Global Events department reconciles proxies with client holdings. The Global Events department additionally maintains records, by client and security issuer, of each proxy vote cast and the reasons therefore. The Global Events department will keep and maintain such records for inspection by clients and government agencies.

4.	Special Circumstances: Some non-U.S. securities issuers impose fees on shareholders or their custodians for exercising the right to vote proxies. Other issuers may “block,” or prohibit, shareholders from transferring or otherwise disposing of their shares for a period of time after the securities holders have noticed their intent to vote their proxies. Moreover, some issuers require the registration of securities in the name of the beneficial owners before permitting proxies to be cast, and thus mandate the disclosure of the identity of beneficial owners of securities, which may be contrary to our clients’ wishes. In these instances, the Global Events department will notify the appropriate investment managers of the costs or restrictions that may apply in voting proxies. Investment managers and the Global Events department, with guidance from the Proxy Voting Committee if desired, will weigh the economic benefit to our clients of voting those proxies against the cost of doing so.

The U.S. Department of Labor (the “U.S. Labor Department”), which enforces ERISA, recognizes that ERISA clients may incur additional costs in voting proxies appurtenant to shares of non-U.S. corporations. The U.S. Labor Department advises that investment advisers, such as the Companies, should weigh the effect of voting our clients’ shares against the cost of voting. Moreover, in choosing whether to purchase the shares of certain non-U.S. corporations, the Companies’ investment managers should consider whether the difficulty and expense of voting the proxies is reflected in the market price of those shares. Investment managers should consult the Global Events department to ascertain the anticipated costs of voting proxies on certain non-U.S. corporations.

C.	Proxy Voting Policies

1.

The Companies’ fiduciary obligation is to maximize the value of our clients’ shareholdings, and our proxy voting decisions are made with that aim. For ERISA clients, the U.S. Labor Department has stated that

“where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries (i.e., investment advisers) should make proxy voting decisions with a view to enhancing the value of the shares of stock.”

2.	The Companies will vote proxies on all proposals, except in those instances when investment managers determine that the economic returns of voting proxies issued by non-U.S. corporations are outweighed by the costs that would be incurred by client accounts.

3.	The Companies follow general voting guidelines, but recognize the importance of reviewing each proposal. The Companies’ voting guidelines concern, for the most part, proxies on “routine,” or non-controversial, matters of corporate governance. Investment managers ultimately are responsible for determining whether a proposal concerns a routine matter or a non-routine matter.

2.	The Companies generally vote in favor of management proposals on the following ballot items:

a.	re-election of directors who have satisfied their fiduciary duties;

b.	amendments to employee benefit plans;

c.	approval of independent auditors;

d.	directors’ and auditors’ compensation;

e.	directors’ and officers’ indemnification;

f.	financial statements and allocation of income;

g.	dividend payouts;

h.	authorization of share repurchase programs; and

i.	elimination of cumulative voting.

2.	Investment managers are responsible for advising the Global Events department on how votes should be cast on the following “non-routine” ballot measures:

a.	changes to the issuer’s capitalization due to the addition or elimination of classes of stock and voting rights;

b.	changes to the issuer’s capitalization due to stock splits and stock dividends;

c.	the elimination of pre-emptive rights for share issuance;

d.	the creation of, or changes to, anti-takeover measures, including shareholder rights plans (i.e., “poison pill” plans);

e.	stock option plans, and other stock-based employee compensation or incentive plans;

f.	the addition, deletion, or changes to super-majority voting requirements;

g.	mergers or acquisitions;

h.	the establishment or alteration of classified boards of directors; and

i.	change-in-control provisions in management compensation plans.

2.	The Companies examine shareholder proposals in the same light that we review management proposals: to determine whether such proposals will maximize overall returns on our clients’ shareholdings, in accordance with ERISA and our fiduciary duties. The Companies generally vote in favor of the following ballot items, that often are proposed by shareholders:

a.	requiring auditors to attend the corporation’s annual shareholders’ meeting;

b.	establishing an annual election of the board of directors;

c.	establishing audit, nominating, or compensation committees;

d.	requiring shareholder approval of amendments to the by-laws and corporate articles;

e.	requiring a shareholder vote on the creation of shareholder rights plans, and calling for the repeal of anti-takeover measures; and

f.	requiring reasonable expansion of financial or compensation-related reporting.

2.	The Companies do not support proposals that would impose geographic or other restrictions on the businesses conducted by the issuers of the securities we manage for clients. The Companies do, of course, respect the investment guidelines of clients who choose not to own securities of companies that engage in certain lines of business or in certain regions. Investment managers must notify the Global Events department if a client has instructed the Companies regarding proxy voting on particular issues of corporate governance of other matters.

3.	Due to the volume of proxies received by the Companies and the routine nature of many proposals presented at annual shareholders meetings, the Companies maintain “standing instructions” with ISS to vote “in favor” of management proposals at annual shareholder meetings. The standing instructions regard only annual shareholder meeting for issuers located in the U.S., Canada, and well-developed Pacific Basin and European countries. Investment managers are responsible for ensuring that any non-routine matters to be voted upon at annual meetings are evaluated and voted in accordance with these policies. The standing instructions are subject to review by the Proxy Voting Committee and the Global Events department. The Companies do not maintain standing instructions for proxies to be cast at “extraordinary” or special shareholders meetings.

4.	Investment managers who recommend casting proxy votes that are contrary to the Companies’ policies must contact and obtain the approval of the Proxy Voting Committee before instructing the Global Events department on how such votes should be cast. The Global Events department is responsible for ensuring that investment managers have contacted the Proxy Voting Committee before such votes are cast.

10.

Investment Managers are responsible for: (a) identifying situations where there may be a material conflict between the Companies’ (including affiliates) interests and those of its clients concerning proxy votes and, (b) raising such matters with the Proxy Voting Committee before instructing the Global Events Department on how such votes should be cast. The Proxy Voting Committee will review the matter. If the Proxy Voting

Committee determines that the facts present a material conflict of interest, the Companies will disclose the material conflict to the client(s) and obtain written consent from the client(s) before voting.

D.	Recordkeeping

The Companies must retain the following documentation as it relates to proxy voting:

1.	Proxy voting policies & procedures;

2.	Proxy statements received regarding client securities;

3.	Records of votes cast on behalf of clients;

4.	Records of written client requests;

5.	Records of written responses from the Companies to either written or oral client requests; and

6.	Documents prepared by the Companies that were material to the decision on how to vote, or that memorialized the basis for the decision.

The above proxy voting records must be maintained in an easily accessible place for five years, the first two in an appropriate BAM office.

Rider 7

With respect to The Asia Pacific Fund, Inc. (“Fund”), the Companies will disclose the material conflict in writing to the person or persons designated by the Fund, and the Companies will be entitled to rely on the written consent of such person or persons; provided, however, that no such disclosure and consent will be required regarding any matter giving rise to a conflict of interest if:

(i)	the matter is a routine, non-controversial matter, as determined pursuant to “Proxy Voting Policies,” #3;

(ii)	the matter is one for which there is a general voting policy under “Proxy Voting Policies,” #4 or #6 and the instructions regarding the vote will be consistent with the general proxy voting policy on such matter; or

(iii)	the instructions regarding the vote will be contrary to the interest of the party giving rise to the conflict of interest.

The Companies will promptly notify the Fund of any material change in these Proxy Voting Policies and Procedures for North American Clients.

Item 8 – Purchase of Equity Securities by Closed – End Management Investment Company and Affiliated Purchasers: None

Item 9 – Submission of Matters to a Vote of Security Holders: None

Item 10 – Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 – Exhibits

(a) Code of Ethics – Attached hereto

(b) Certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Asia Pacific Fund, Inc.

By (Signature and Title)*	/s/ Jonathan D. Shain
Jonathan D. Shain

Date June 4, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald G. M. Watt
Ronald G. M. Watt President and Principal Executive Officer

Date June 4, 2004

By (Signature and Title)*	/s/ Robert F. Gunia
Robert F. Gunia Treasurer and Principal Financial Officer

Date June 4, 2004

*	Print the name and title of each signing officer under his or her signature.